UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 13, 2014

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough MA 02780

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (508) 870-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Kopin Corporation issued a press release on January 13, 2014, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which the Company announced that it will be attending the 16th Annual Needham Growth Conference (the “Conference”) on Wednesday January 15, 2014, at the New York Palace Hotel in New York City at 2:50 pm Eastern Time. In conjunction with participating at the Conference, the Company’s management is meeting with investors on January 14, 2014 and January 15, 2014. The Company has prepared a slide presentation in connection with the Conference and the meetings. A copy of the slide presentation is attached hereto as Exhibit 99.2.

The information in this report (including Exhibits 99.1 and 99.2) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 13, 2014, entitled, “Kopin Corporation to Present at 16th Annual Needham Growth Conference.”

99.2	Kopin Corporation Needham Growth Conference Presentation, dated January 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: January 14, 2014	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 13, 2014, entitled, “Kopin Corporation to Present at 16th Annual Needham Growth Conference.”

99.2	Kopin Corporation Needham Growth Conference Presentation, dated January 15, 2014